UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) - February 21, 2012 (February 1, 2012)

ALLETE, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	1-3548	41-0418150
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

30 West Superior Street
Duluth, Minnesota 55802-2093
(Address of principal executive offices, including zip code)

(218) 279-5000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A constitutes Amendment No. 1 (the "Amendment") to ALLETE, Inc.'s Current Report on Form 8-K which was originally filed with the Securities and Exchange Commission on February 6, 2012. This amendment is being filed to correct the date on the signature page.

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS
SECTION 2 - FINANCIAL INFORMATION

Item 1.01	Entry into a Material Definitive Agreement.

Item 2.03	Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 1, 2012, ALLETE, Inc. (ALLETE) entered into a new $150 million credit agreement with JPMorgan Chase Bank, N.A. as Administrative Agent, J.P. Morgan Securities LLC as Sole Lead Arranger and Sole Book Runner, and the several lenders party thereto (Credit Agreement). As of February 1, 2012, the Company had availability under this facility of $150 million.

The Credit Agreement is unsecured and has a maturity date of January 31, 2014, which may be extended for a one-year period. Advances may be used by ALLETE for general corporate purposes, to provide liquidity in support of ALLETE's commercial paper program and to issue up to $10 million in letters of credit.

ALLETE has the option to borrow funds under the Credit Agreement at an interest rate equal to the Eurodollar rate plus a margin of 0.90% to 1.475%, or an alternate base rate. In addition, ALLETE will pay annual facility fees ranging from 0.10% to 0.275%. Such interest rates and annual fees are based on ALLETE's then-current senior unsecured credit ratings.

The Credit Agreement contains customary conditions of borrowing, customary events of default and customary affirmative and negative covenants. The Credit Agreement includes only one financial covenant to maintain a ratio of Total Indebtedness to Total Capitalization (as defined in the Credit Agreement) equal to or less than 65%. Indebtedness under the Credit Agreement may be accelerated upon the occurrence of an event of default, including cross-default to other indebtedness in excess of $35 million.

A copy of the Credit Agreement was filed as Exhibit 10 to the Form 8-K filed on February 6, 2012 and is incorporated by reference herein. The description of the Credit Agreement above is qualified in its entirety by reference to the full text of the Credit Agreement.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number

10
Credit Agreement dated as of February 1, 2012 among ALLETE, Inc., as Borrower, the lenders party hereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and JPMorgan Securities LLC, as Sole Lead Arranger and Sole Book Runner (incorporated by reference from Exhibit 10, February 6, 2012 Form 8-K, File No. 1-3548).

Readers are cautioned that forward-looking statements should be read in conjunction with ALLETE's disclosures under the heading: “Forward-Looking Statements” located on page 2 of this Form 8-K/A.

ALLETE Form 8-K/A Dated February 21, 2012

Forward-Looking Statements

Statements in this report that are not statements of historical facts are considered “forward-looking” and, accordingly, involve risks and uncertainties that could cause actual results to differ materially from those discussed. Although such forward-looking statements have been made in good faith and are based on reasonable assumptions, there is no assurance that the expected results will be achieved. Any statements that express, or involve discussions as to, future expectations, risks, beliefs, plans, objectives, assumptions, events, uncertainties, financial performance, or growth strategies (often, but not always, through the use of words or phrases such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “projects,” “likely,” “will continue,” “could,” “may,” “potential,” “target,” “outlook” or words of similar meaning) are not statements of historical facts and may be forward-looking.

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, we are providing this cautionary statement to identify important factors that could cause our actual results to differ materially from those indicated in forward-looking statements made by or on behalf of ALLETE in this Current Report on Form 8-K/A, in presentations, on our website, in response to questions or otherwise. These statements are qualified in their entirety by reference to, and are accompanied by, the following important factors, in addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements that could cause our actual results to differ materially from those indicated in the forward-looking statements:

•	our ability to successfully implement our strategic objectives;

•
regulatory or legislative actions, including changes in governmental policies of the United States Congress, state legislatures, the FERC, the MPUC, the PSCW, the NDPSC, the EPA and various state, local and county regulators, and city administrators, about allowed rates of return, capital structure, financings, industry and rate structure, acquisition and disposal of assets and facilities, real estate development, operation and construction of plant facilities, recovery of purchased power, capital investments and other expenses, present or prospective wholesale and retail competition (including but not limited to transmission costs), zoning and permitting of land held for resale and environmental matters;

•	our ability to manage expansion and integrate acquisitions;

•	the potential impacts of climate change and future regulation to restrict the emissions of GHG on our Regulated Operations;

•	effects of restructuring initiatives in the electric industry;

•	economic and geographic factors, including political and economic risks;

•	changes in and compliance with laws and regulations;

•	weather conditions, natural disasters and pandemic diseases;

•	war, acts of terrorism and cyber attacks;

•	wholesale power market conditions;

•	population growth rates and demographic patterns;

•	effects of competition, including competition for retail and wholesale customers;

•	changes in the real estate market;

•	pricing and transportation of commodities;

•	changes in tax rates or policies or in rates of inflation;

•	project delays or changes in project costs;

•	availability and management of construction materials and skilled construction labor for capital projects;

•	changes in operating expenses and capital expenditures;

•	global and domestic economic conditions affecting us or our customers;

•	our ability to access capital markets and bank financing;

•	changes in interest rates and the performance of the financial markets;

•	our ability to replace a mature workforce and retain qualified, skilled and experienced personnel; and

•	the outcome of legal and administrative proceedings (whether civil or criminal) and settlements.

Additional disclosures regarding factors that could cause our results and performance to differ from results or performance anticipated by this report are discussed in Item 1A under the heading “Risk Factors” beginning on page 26 of our 2011 Form 10-K. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all of these factors, nor can it assess the impact of each of these factors on the businesses of ALLETE or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Readers are urged to carefully review and consider the various disclosures made by us in this Form 8-K/A and in our other reports filed with the SEC that attempt to advise interested parties of the factors that may affect our business.

ALLETE Form 8-K/A Dated February 21, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLETE, Inc.

February 21, 2012	/s/ Donald W. Stellmaker
Donald W. Stellmaker
Vice President, Corporate Treasurer

ALLETE Form 8-K/A Dated February 21, 2012
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